EXHIBIT 10.26c

EXECUTION COPY

FOURTH AMENDMENT AND CONSENT
to
CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND CONSENT to CREDIT AGREEMENT ("this Amendment") is made as of March 28, 2003 by and among Steiner Leisure Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and SUNTRUST BANK, as contractual representative (the "Administrative Agent"), under that certain Credit Agreement dated as of July 2, 2001 (as amended, the "Credit Agreement") by and among the Borrower, the Lenders, SUNTRUST BANK, as Lender and Syndication Agent, ABN AMRO BANK N.V., as a Lender and as Arranger and Administrative Agent (succeeded as Administrative Agent by SUNTRUST BANK on March 18, 2003), and BankUnited, FSB, as Documentation Agent, as amended by the First Amendment, Waiver and Consent thereto dated as of March 8, 2002, the Second Amendment and Consent thereto (the "Second Amendment") dated as of December 31, 2002, and the Third Amendment, Waiver and Consent, dated as of March 7, 2003 (the "Third Amendment"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as provided herein; and

WHEREAS, the Lenders and the Administrative Agent have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent have agreed to the following amendment and consent to the Credit Agreement.

    Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

      The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

      provided, further, that for the fiscal period ending December 31, 2002, certain non-cash losses on disposal of certain day spa operations of the Borrower and its Subsidiaries, in the amount of $14,406,000, shall not be deducted in the computation of EBITDA; and for any fiscal period in fiscal year 2003, certain non-cash losses on disposal of certain day spa operations of the Borrower and its Subsidiaries, shall not be deducted in the computation of EBITDA.

      The installment payment table set forth in Section 2.1(D) of the Credit Agreement is hereby amended as follows to delete the amounts set forth therein for Payment Dates in 2003 and 2004 and to substitute the following amounts therefor:

Installment Date	Term Loan Installment Amount
March 31, 2003	$1,347,195
June 30, 2003	$4,000,000
September 30, 2003	$4,500,000
December 31, 2003	$4,500,000
March 31, 2004	$4,500,000
Term Loan Termination Date	$4,500,000

      The table set forth in Section 7.4(C) of the Credit Agreement is hereby amended as follows to delete the Fixed Charge Coverage Ratio levels for the four fiscal quarters in 2003, the fiscal quarter ending March 31, 2004, and each quarter thereafter, and to substitute the following levels therefor:

Fiscal Quarter Ending	Term Loan
March 31, 2003	1.05 to 1.00
June 30, 2003	1.05 to 1.00
September 30, 2003	1.05 to 1.00
December 31, 2003	1.05 to 1.00
March 31, 2004 and each quarter thereafter	1.05 to 1.00

      The table set forth in Section 7.4(D) of the Credit Agreement is hereby amended as follows to delete the level of Capital Expenditures for fiscal year 2003, and to substitute the following level therefor:

      Applicable Period Capital Expenditures

      January 1, 2003 through December 31, 2003 $5,000,000

      Section 11.13(A) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

      (A) JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EITHER (AT ADMINISTRATIVE AGENT'S ELECTION) ANY ILLINOIS STATE OR UNITED STATES DISTRICT COURT SITTING IN CHICAGO, ILLINOIS, OR ANY FLORIDA STATE OR UNITED STATES DISTRICT COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA, IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE) AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR

       PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH STATE OR FEDERAL COURT. EACH OF THE PARTIES HEREBY ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS OR MIAMI-DADE COUNTY, FLORIDA. EACH OF THE PARTIES HEREBY WAIVES, IN ANY AND ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A), ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

      Section 2.5(C) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

    provided that, the requirements set forth in this Section 2.5(C) shall not apply for the fiscal year ending December 31, 2003.

    Consent. Notwithstanding the provisions of Sections 7.2(J), (K) and (N) of the Credit Agreement, Section 2 of the Second Amendment or Section 3(b) of the Third Amendment to the contrary, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Administrative Agent and the Lenders hereby agree that, solely with respect to the Final Mandara Acquisition, the Borrower and its Subsidiaries shall be given until May 15, 2003 to comply with (i) all of the requirements of the Collateral Documents in respect of the Final Mandara Acquisition and (ii) all of the provisions regarding Collateral set forth in the Credit Agreement and the other Loan Documents with respect to Mandara U.S. and Mandara Asia, including, without limitation, the delivery of Subsidiary Guarantees, Collateral Documents, corporate resolutions, opinions and other documentation in form and substance reasonably satisfactory to the Administrative Agent in accordance with the terms of Sections 7.2(J), (K) and (N) of the Credit Agreement in each case, to the full extent applicable.

    Condition of Effectiveness.

      The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following:

        counterparts of this Amendment duly executed by the Borrower, all of the Lenders and the Administrative Agent;

        counterparts of the Reaffirmation attached hereto duly executed by each Subsidiary Guarantor;

        for the account of each Lender that delivers a duly executed signature page to this Amendment, a fee by wire transfer of immediately available funds in the amount of 50 basis points, calculated on the sum of (i) such Lender's Revolving Loan Commitment and (ii) the aggregate outstanding principal amount of such Lender's Term Loans;

        all out-of-pocket expenses incurred by the Administrative Agent in connection with the Credit Agreement, this Amendment, any other Loan Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Shutts & Bowen LLP), shall have been paid by the Borrower; and

        all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Administrative Agent and its counsel.

    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

      The execution, delivery and performance by the Borrower of this Amendment and of the Credit Agreement as modified by this Amendment (i) has been duly authorized by all requisite corporate action and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of the Borrower, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument.

      This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

      As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article VI of the Credit Agreement, as modified hereby, are true and correct, except for changes reflecting events, conditions or transactions permitted or not prohibited by the Credit Agreement.

    Reference to and Effect on the Credit Agreement and Loan Documents.

      Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

      The Borrower reaffirms the terms and conditions of the Credit Agreement and the Loan Documents executed by it, including, without limitation, the Security Agreement, the Pledge Agreements, the Collection Account Agreements, the Intellectual Property Security Agreements and the Real Property Documents, as applicable, and acknowledges and agrees that except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      Should there by a need for further waivers with respect to these covenants or any other provisions of the Loan Documents, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Borrower, and the Lenders may deny any such request for any reason in their sole discretion.

    CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. THE BORROWER HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT AND THE LENDERS FOR THE PAYMENT OF ALL SECURED OBLIGATIONS WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE LIENS IN THE COLLATERAL WHICH WERE GRANTED PURSUANT TO ANY OF THE LOAN DOCUMENTS OR OTHERWISE. THE BORROWER, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER AND ALL OF THE AFFILIATES OF THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, EACH LENDER AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN OR UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

    Governing Law. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF, AND THE LENDERS. ANY DISPUTE BETWEEN THE BORROWER AND THE ADMINISTRATIVE AGENT, THE ARRANGER, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE

     INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

    Costs and Expenses. The Borrower acknowledges and agrees that its obligations set forth in Section 11.7 of the Credit Agreement include the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby or thereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Shutts & Bowen LLP, counsel to the Administrative Agent.

    Loan Document. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

    Successors and Assigns. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

STEINER LEISURE LIMITED,  as the Borrower

/s/

Name: Carl S. St. Philip

Title: Senior Vice President &

Chief Financial Officer

SUNTRUST BANK, as Administrative Agent, Syndication Agent and as a Lender

/s/

Name: Sanja Shank

Title: Vice President

BANKUNITED FSB, as Documentation Agent and as a Lender

/s/

Name: Roberto Pelaez

Title: Senior Vice Presidenr

ABN AMRO BANK N.V., as a Lender

/s/

Name: Judith M. Bresnen

Title: Group Vice President

/s/

Name: John M. Pastor

Title: Vice President

THE INTERNATIONAL BANK OF MIAMI, N.A., as a Lender

/s/

Name: Caridad C. Errazquin

Title: Vice President

HSBC BANK USA, as a Lender

/s/

Name: Gregory Roll

Title: First Vice President